UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting of Shareholders of Southwest Airlines Co. (the “Company”) was held on Wednesday, May 18, 2022.

(b) The following matters were voted on by the Company’s Shareholders at the Annual Meeting and received the following votes:

1. Proposal 1 – Election of thirteen Directors for terms expiring at the 2023 Annual Meeting of Shareholders:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
David W. Biegler	369,190,620	39,964,420	1,657,279	95,461,253
J. Veronica Biggins	375,541,610	33,674,427	1,596,282	95,461,253
Douglas H. Brooks	391,431,574	17,782,588	1,598,157	95,461,253
William H. Cunningham	364,966,416	29,886,604	15,959,299	95,461,253
John G. Denison	394,257,045	15,057,368	1,497,906	95,461,253
Thomas W. Gilligan	402,542,283	6,697,585	1,572,451	95,461,253
David P. Hess	403,586,775	5,519,954	1,705,590	95,461,253
Robert E. Jordan	398,267,981	11,293,694	1,250,644	95,461,253
Gary C. Kelly	377,602,096	17,655,405	15,554,818	95,461,253
Nancy B. Loeffler	387,930,466	21,293,307	1,588,546	95,461,253
John T. Montford	384,172,785	25,070,609	1,568,925	95,461,253
Christopher P. Reynolds	403,567,219	5,553,399	1,691,701	95,461,253
Ron Ricks	402,662,716	6,536,804	1,612,799	95,461,253

2. Proposal 2 – An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
380,200,105	28,307,420	2,304,794	95,461,253

3. Proposal 3 – Approval of the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
406,010,830	3,245,957	1,555,532	95,461,253

4. Proposal 4 – A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
490,994,238	13,112,716	2,166,618	—

5. Proposal 5 – An advisory (non-binding) vote on a shareholder proposal to permit shareholder removal of directors without cause:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
194,191,170	214,655,884	1,965,265	95,461,253

6. Proposal 5 – An advisory (non-binding) vote on a shareholder proposal to require shareholder ratification of termination pay:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
167,243,513	241,544,462	2,024,344	95,461,253

(c) Not applicable.

(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: May 20, 2022	By:	/s/ Mark R. Shaw
Mark R. Shaw, Executive Vice President & Chief
Legal & Regulatory Officer